UNITED CAPITAL INVESTMENT CORP.
                               60 EAST 42ND STREET
                                   SUITE 1515
                               NEW YORK, NY 10165

                    Notice of Annual Meeting of Shareholders
                          To Be Held on April 30, 1998

To the Shareholders:

     The Annual Meeting of Shareholders of United Capital Investment Corp. (the "Company") will be held at the offices of United Capital Investment Corp., 60 East 42nd Street, Suite 1515, to consider and act upon the following matters:

     1. To elect five directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

     2. To approve the selection by the Board of Directors of Michael C. Finkelstein & Co. as the Company's independent public accountants for the fiscal year ended December 31, 1998.

     3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on April 16, 1998 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

     All shareholders are cordially invited to attend the meeting.

                              By Order of the Board of Directors


                              LINDA LEE, Secretary

April 15, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                         United Capital Investment Corp.


                               60 East 42nd Street
                                   Suite 1515
                            New York, New York 10165

                               Proxy Statement for
                         Annual Meeting of Shareholders

                                 April 30 , 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Capital Investment Corp. (the "Company") for use at the Annual Meeting of Shareholders to be held on April 30, 1998 and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted in favor of the proposals set forth in the Notice of Meeting. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Linda Lee, Secretary of the Company.

     The Board of Directors has fixed April 16, 1998 as the record date for the determination of shareholders entitled top vote at the Annual Meeting. At the close of business on April 16, 1998, there were outstanding and entitled to vote 199,000 outstanding shares of common stock (the "Common Stock") of the Company. Each share is entitled to one vote.

     The following table sets forth information concerning the Company's Common Stock as of April 15, 1998 , by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock and by all directors and officers of the Company as a group.


                                                       Number of                     Percent of
                                                     Common Shares                  Common Stock
Name and Address                                   Beneficially Owned               Outstanding
----------------                                   ------------------               -----------

Paul Lee                                             68,250 (1) (2)                       34.3%
c/o United Capital In. Corp.
60 East 42nd Street
Suite 1515
New York, NY 10165



                                                       Number of                      Percent of
                                                     Common Shares                  Common Stock
Name and Address                                   Beneficially Owned                Outstanding
----------------                                   ------------------                -----------


Pei Chung Lee                                        54,753 (2) (3)                        27.5%
c/o United Capital In. Corp.
60 East 42nd Street
Suite 1515
New York, NY 10165

Simon Lai                                            15,000 (4)                             7.5%
c/o United Capital In. Corp.
60 East 42nd Street
Suite 1515
New York, NY 10165

James Yu                                             14,260                                 7.2%
c/o United Capital In. Corp.
60 East 42nd Street
Suite 1515
New York, NY 10165

Linda Lee                                            19,200 (5)                             9.6%
c/o United Capital In. Corp.
60 East 42nd Street
Suite 1515
New York, NY 10165

Rita Lee                                             18,900 (6)                             9.5%
c/o United Capital In. Corp.
60 East 42nd Street
Suite 1515
New York, NY 10165

Officers and Directors                              157,243                                79.0%
of the Company as a
group (6 persons)


------------------------------------------

(1) Excludes 19,200 shares held by Linda Lee, Mr. Paul Lee's wife, as to which shares Mr. Paul Lee disclaims beneficial ownership.

(2) Paul Lee and Pei Chung Lee may be deemed "control persons" of the Company within the meaning of the Investment Company Act of 1940, as amended.

(3) Excludes 18,900 shares held by Rita Lee, Mr. Pei Chung Lee's wife, as to which shares Mr. Pei Chung Lee disclaims beneficial ownership.

(4) Excludes 1,100 shares owned by his wife, Ms. Anna Lai, as to which shares Mr. Simon Lai disclaims beneficial ownership.

(5) Excludes 68,250 shares held by Paul Lee, Ms Linda's Lee's husband, as to which shares Mrs. Linda Lee disclaims beneficial ownership.

(6) Excludes 54,753 shares held by Pei Chung Lee, Ms. Rita Lee's husband, as to which shares Ms. Rita Lee disclaims beneficial ownership.

The persons listed in the above table have voting and investment power with respect to their shares.

     All of the persons listed above, for as long as they continue to hold 5% or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All of the Company's outstanding Preferred Stock is non-voting and is held by the United States Small Business Administration (the "SBA).

                                  PROPOSAL NO 1
                              ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the five nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than five directors. All of the nominees are presently directors of the Company.

     Each director will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     The following table sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, his or her principal occupation and business experience for the last five years, the names of other publicly-held companies in which he or she serves as a director, the number of shares of Common Stock of the Company which he or she reported were beneficially owned by him or her on April 16, 1998, and the percentage of all outstanding shares of Common Stock owned by him or her on such date:


Name, Age,                                                   Common Stock Beneficially
Principal Occupation,                                             Owned Directly          Percentage of
Business Experience                      First became              or Indirectly           Common Stock
and Directorships                         a Director               -------------            Outstanding
-----------------                         ----------                                         -----------

*Paul Lee, 73                              May 1984                 68,250 (1)                    34.3%
President   of  the  Company
since May 1984. From 1975 to
April  1984,  Mr. Lee served
as President and Director of
World Wide Marine, Inc.

*Pei Chung Lee, 77                         May 1984                 54,753 (2)                    27.5%
Director      for      World
International  Holdings Ltd.
form 1980 to 1990. From 1975
to 1990,  Mr.  Lee served as
director of Wheelock  Marden
and Co.,  Ltd., and Wheelock
Marden and Stewart Co., Ltd.
In addition,  Mr. Lee served
as Vice  Chairman  for World
Wide  Shipping  Agency  Ltd.
from 1973 to 1990

*Simon Lai, 64                             May 1984                 15,000 (3)                     7.5%
Treasurer   of  the  Company
since May 1984. From 1968 to
Feb./94  Mr.  Lai has served
as   Director   of   General
Accounting      for      St.
Luke's-Roosevelt    Hospital
Center  located in New York,
New York.

Robert Hsieh, 63                           May 1989                     --                          --
President of Suntan Knitwear
Inc.  since 1985.  From 1976
to   1985   he   served   as
President of ATA Knit Inc.

Check Jun Chan, 62                       January 1989                   40 (4)                      (5)
Manager  of  the  Accounting
Department   of  World  Wide
Marine, Inc. since 1970.


-------------------------------------
* "Interested Persons" with respect to the Company, as such terms is defined in the Investment Company Act of 1940.

(1)  See Notes (1) and (2) on page 2.

(2)  See Notes (2) and (3) on page 2.

(3)  See Note (4) on page 2.

(4) Excludes 40 shares held by Ms. Yung Ping Ho Chan, the wife of Mr. Chek Jun Chan, as to which shares Mr. Chek Jun Chan disclaims beneficial ownership.

(5)  Less than 1%.

                Compensation of Directors and Executive Officers
                ------------------------------------------------

     The following table sets forth all remuneration for services rendered to the Company during the year ended December 31, 1997 paid to or accrued for the account of (i) each of the executive officers, and (ii) all executive officers and directors as a group.

         Number of Individual
         or Number of Persons                       Capacities in
               in Group                             Which Served                        Cash Compensation
----------------------------------------            ------------              ---------------------------------------

Paul Lee                                              President                            $ 80,004 (1)
                                                                              ---------------------------------------
                                                      Director                                $ 600.
                                                                              ---------------------------------------

Linda Lee                                             Secretary                             $ 60,000.
                                                                              ---------------------------------------

All directors except Pei
Chun Lee and  executive  officers  as a
group (6)                                                                                   $ 141,604.
                                                                              ---------------------------------------

----------------------------------------

(1) Paul Lee's and Linda's salaries constitute a major portion of the Company's total "management fee compensation" which must be approved by the United States Small Business Administration. The United States Small Business Administration has approved management fee compensation of [$ 160,000.00 ] beginning with the fiscal year ending December 31,1995.

     The Company has a policy of paying its directors of attending director meetings annual fees of $300.00 to $600.00.

     Mr. Paul Lee, an officer, director and 34.3% stockholder of the Company, and Ms. Linda Lee, an officer and 9.6% stockholder of the Company, have indicated their intentions to vote for all of the nominees named in this Proxy Statement.

                                 PROPOSAL NO. 2
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, including Directors who are not interested persons of the Company, subject to shareholder approval, has selected Michael C. Finkelstein & Co. as independent public accountants to be employed by the Company for the fiscal years ended December 31, 1998 to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Securities and Exchange Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to approval by the shareholders at this meeting. No member of Michael Finkelstein & Co. or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to approve the selection of Michael Finkelstein & Co. as independent public accountants for the Company for fiscal 1998.

     A representative of Michael Finkelstein & Co. will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     Mr. Paul Lee, an officer , director, and 34.3 % stockholder of the Company and Ms. Linda Lee, an officer and 9.6% stockholder of the Company have indicated their intentions to vote for Proposal No. 2.

     The Board of Director of the Company recommends a vote FOR Proposal No. 2.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is intentions of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

     The date of mailing of this Proxy Statement is expected to be on or about April 16, 1998.

                Deadline for submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company and its principal executive officers not later than April 29, 1999, for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.


                              By Order of the Board of Directors


                              LINDA LEE, Secretary

April 15, 1998

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign, and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even thought they have sent in their proxies.

                        PROXY FOR HOLDERS OF COMMON STOCK

                         United Capital Investment Corp.

     The undersigned Common Shareholder of United Capital Investment Corp. (the "Company") hereby constitutes and appoints Paul Lee and Linda Lee and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on April 30 ,1998 at the offices of United Capital Investment Corp., 60 East 42nd Street, Suite 1515, New York, New York at 10:00 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.         To Elect Directors

                    FOR electing all nominees listed (as recommended in the proxy statement) except as marked below

                    Paul Lee, Pei Chung Lee, Simon Lai, Robert Hsieh, and Chek Jun Chan.

                    WITHHOLD AUTHORITY to vote for all nominees listed__________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.

--------------------------------------------------------------------------------

PROPOSAL 2.         To approve the  appointment of Michael  Finkelstein & Co. as independent  public  accountants  for the fiscal  year ended
                    December 31, 1998.

                    _________FOR        _________AGAINST         ________ABSTAIN

PROPOSAL 3.         Such other matters as may properly come before the meeting.

                    _________FOR        _________AGAINST         ________ABSTAIN

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Specify desired action by check marks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy statement to represent the Common Shareholders and in favor of Proposal 2 and Proposal 3. The named proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.


No.of Shares:                               Dated:
             -------------------                  -----------------------------


--------------------------------            ------------------------------------
(Print Name)                                (Signature of Shareholder)


--------------------------------            ------------------------------------
(Print Name)                                (Signature of Shareholder)

                                        The  signature(s)  on this Proxy  should
                                        correspond      exactly     with     the
                                        shareholder's   name  on  the  Company's
                                        stock  transfer  books.  In the  case of
                                        joint    tenancies,    co-executors   or
                                        co-trustees, both should sign. Person(s)
                                        signing    as    Attorney,     Executor,
                                        Administrator,   Trustee  or,   Guardian
                                        should provide full title.




                                      -2-